UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22021

The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (OMB) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2026

To Our Shareholders,

For the six months ended June 30, 2026, the net asset value (NAV) total return of The Gabelli Healthcare & WellnessRx Trust (the Fund) was 3.4%, compared with a total return of 3.5% for the Standard & Poor’s (S&P) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 1.8%. The Fund’s NAV per share was $10.53, while the price of the publicly traded shares closed at $9.45 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2026.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., nutrition, weight management, and food and beverage companies primarily engaged in healthcare and wellness). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. The above 80% policy includes investments in derivatives that have similar economic characteristics to the securities included in the 80% policy. The Fund values derivatives at market value for purposes of the 80% policy. Specific sector investments for the Fund will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Fund will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers, including issuers in emerging markets.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800‑422‑3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The Healthcare sector ended the first half of 2026 with a broad rebound after underperforming at the start of the year. Health insurers lagged after the Trump administration proposed keeping Medicare reimbursement rates roughly flat for 2027, versus expectations for an increase to offset rising medical costs. In Washington, debate continued around extending ACA exchange subsidies, though prospects for compromise remained limited. Large-cap pharma outperformed within the sector, supported by launch momentum and pipeline visibility.

Performance in the second quarter saw some turbulence before rebounding sharply in June, helped by a sell-off in technology/AI stocks. Managed care recovered as pricing and benefit actions began catching up with elevated medical costs; hospitals and providers lagged on weak volumes and declining insurance enrollment; and biotech outperformed on mergers and acquisitions, positive clinical data, and favorable regulatory developments. Macro conditions remained volatile throughout the quarter, with the U.S.-Iran war driving oil-price volatility and heightening uncertainty around inflation and interest rates.

Contributors to performance included Merck & Co., Inc. (3.7% of net assets as of June 30, 2026), Lantheus Holdings Inc. (1.7%), and AbbVie Inc. (3.9%).

Detractors from the portfolio included Cencora Inc. (2.1%), BellRing Brands Inc. (0.7%), and Option Care Health Inc. (1.7%).

Thank you for your investment in The Gabelli Healthcare & WellnessRx Trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2026 (a) (Unaudited)

	Six Months	1 Year	3 Year	5 Year	10 Year	15 Year	Since Inception (6/28/07)
The Gabelli Healthcare & WellnessRx Trust (GRX)
NAV Total Return (b)	3.38%	6.19%	1.28%	(1.57)%	3.73%	7.61%	7.18%
Investment Total Return (c)	1.81	7.51	4.92	(0.52)	4.79	8.35	6.74
S&P 500 Health Care Index	3.47	19.90	8.01	6.54	10.24	12.54	10.27
S&P 500 Consumer Staples Index	8.03	5.49	8.57	7.79	7.92	10.24	9.51
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index	5.75	12.70	8.29	7.17	9.08	11.39	9.89

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total net assets as of June 30, 2026:

The Gabelli Healthcare & WellnessRx Trust

U.S. Government Obligations	50.9%
Health Care Providers and Services	23.2%
Health Care Equipment and Supplies	22.6%
Pharmaceuticals	21.7%
Food	13.8%
Biotechnology	7.7%
Food and Staples Retailing	3.6%
Beverages	2.2%
Household and Personal Products	1.8%
Specialty Chemicals	1.6%
Semiconductors	0.0%*
Other Assets and Liabilities (Net)	(49.1)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800‑GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 98.2%
	Beverages — 2.2%
50,000	China Mengniu Dairy Co. Ltd.	$111,133	$102,577
26,743	Danone SA	1,503,013	2,192,127
22,700	ITO EN Ltd.	343,505	410,665
54,000	Morinaga Milk Industry Co. Ltd.	116,957	420,954
350,000	Vitasoy International Holdings Ltd.	226,981	289,181
		2,301,589	3,415,504
	Biotechnology — 7.7%
5,000	Alkermes plc†	176,050	261,975
7,900	Amgen Inc.	2,365,625	2,860,748
3,900	Bio-Rad Laboratories Inc., Cl. A†	1,123,590	1,145,079
51,000	Bridgebio Pharma Inc.†	1,742,879	3,798,480
1,500	Charles River Laboratories International Inc.†	357,584	340,185
3,700	Illumina Inc.†	278,923	650,571
1,115	Regeneron Pharmaceuticals Inc.	607,306	695,247
2,845	Thermo Fisher Scientific Inc.	361,019	1,426,369
1,577	Waters Corp.†	466,608	591,438
		7,479,584	11,770,092
	Food — 13.8%
32,500	Kerry Group plc, Cl. A	1,217,588	2,970,760
215,000	Kikkoman Corp.	511,066	2,205,603
10,000	Lamb Weston Holdings Inc.	424,393	431,800
10,000	Maple Leaf Foods Inc.	146,822	215,124
27,000	MEIJI Holdings Co. Ltd.	273,500	628,359
4,895	Mission Produce Inc.†	56,565	57,712
13,000	Mondelēz International Inc., Cl. A	491,139	751,920
32,200	Nestlé SA	2,415,279	3,310,861
28,000	Post Holdings Inc.†	672,802	2,471,280
30,000	The Campbell’s Company	832,735	668,100
15,000	The J.M. Smucker Co.	932,533	1,687,500
55,000	The Kraft Heinz Co.	1,305,430	1,299,100
60,000	The Simply Good Foods Co.†	1,217,570	796,800
120,000	Tingyi (Cayman Islands) Holding Corp.	196,545	149,640
29,000	Unilever plc, ADR	1,288,700	1,743,480
106,000	Yakult Honsha Co. Ltd.	1,503,920	1,790,190
		13,486,587	21,178,229
	Food and Staples Retailing — 3.6%
80,000	BellRing Brands Inc.†	1,408,635	1,035,200
20,000	Ingles Markets Inc., Cl. A	304,789	1,771,600
Shares		Cost	Market Value
15,000	Sprouts Farmers Market Inc.†	$592,140	$1,268,700
25,000	The Kroger Co.	377,193	1,388,250
		2,682,757	5,463,750
	Health Care Equipment and Supplies — 22.6%
500	Align Technology Inc.†	82,010	84,330
2,000	AtriCure Inc.†	62,740	55,960
144,000	Bausch + Lomb Corp.†	2,472,809	2,384,640
23,500	Baxter International Inc.	499,566	501,020
8,700	Becton Dickinson & Co.	1,391,063	1,316,571
20,650	Boston Scientific Corp.†	840,424	881,342
20,550	CVS Health Corp.	837,905	2,125,898
9,500	Evommune Inc.†	198,993	126,255
9,500	Globus Medical Inc., Cl. A†	329,749	750,595
43,200	Halozyme Therapeutics Inc.†	1,991,872	3,381,264
27,700	Henry Schein Inc.†	2,035,265	2,313,504
2,500	ICON plc†	255,628	434,275
10,000	ICU Medical Inc.†	1,661,116	1,466,000
5,000	Immunovant Inc.†	125,298	192,650
142,085	InfuSystem Holdings Inc.†	822,436	1,371,120
1,500	Inspire Medical Systems Inc.†	87,530	66,915
18,500	Integer Holdings Corp.†	618,605	1,728,825
2,000	Intuitive Surgical Inc.†	1,023,501	795,360
24,000	Lantheus Holdings Inc.†	1,348,289	2,662,560
750	Medpace Holdings Inc.†	302,116	397,192
12,000	Medtronic plc	933,978	938,760
12,000	Neogen Corp.†	86,259	107,880
90,000	NeoGenomics Inc.†	982,804	1,313,100
500	Personalis Inc.†	4,010	6,700
5,000	Procept Biorobotics Corp.†	122,692	112,900
100	QIAGEN NV	5,444	3,910
11,200	QuidelOrtho Corp.†	253,205	196,168
100	REGENXBIO Inc.†	1,591	1,198
10,000	Relay Therapeutics Inc.†	102,700	187,100
3,000	Royalty Pharma plc, Cl. A	132,794	168,210
3,750	Solventum Corp.†	271,335	289,313
4,800	Stryker Corp.	257,823	1,511,232
3,600	Tarsus Pharmaceuticals Inc.†	231,796	226,584
42,700	The Cooper Companies Inc.†	1,439,415	3,062,017
400	Upstream Bio Inc.†	12,160	2,768
85,000	Viemed Healthcare Inc.†	656,472	969,000
3,000	Xenon Pharmaceuticals Inc.†	127,406	181,080
26,500	Zimmer Biomet Holdings Inc.	2,574,959	2,281,385
		25,183,758	34,595,581

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care Providers and Services — 23.2%
8,500	Abivax SA, ADR†	$709,963	$1,132,710
25,000	Alignment Healthcare Inc.†	517,098	595,250
1,000	Annexon Inc.†	6,963	5,710
100	Astrana Health Inc.†	4,089	4,641
42,000	Avantor Inc.†	637,231	415,800
15,000	Avita Medical Inc.†	82,167	61,950
1,000	Axsome Therapeutics Inc.†	124,116	244,770
650	Bicara Therapeutics Inc.†	11,426	19,299
10,000	BioCryst Pharmaceuticals Inc.†	107,052	100,000
13,250	BrightSpring Health Services Inc.†	492,263	924,055
3,000	Cardinal Health Inc.	641,216	712,680
1,500	Celcuity Inc.†	117,121	156,930
11,550	Cencora Inc.	1,606,461	3,268,419
6,500	Chemed Corp.	2,878,754	3,027,310
3,500	Cogent Biosciences Inc.†	136,968	135,450
3,000	Cytokinetics Inc.†	195,820	255,570
50	Danaher Corp.	11,477	9,524
5,000	DaVita Inc.†	285,075	1,112,400
400	DBV Technologies SA, ADR†	6,900	6,560
1,000	Denali Therapeutics Inc.†	19,625	25,720
5,300	Dexcom Inc.†	349,103	356,955
2,000	Dianthus Therapeutics Inc.†	164,925	194,960
2,700	Elevance Health Inc.	585,091	1,044,171
1,000	Eli Lilly & Co.	791,900	1,199,430
10,000	Erasca Inc.†	172,467	183,200
107,500	Evolent Health Inc., Cl. A†	633,353	582,650
50	GeneDx Holdings Corp.†	4,830	3,432
6,000	Gilead Sciences Inc.	722,405	758,040
1,200	GRAIL Inc.†	20,009	81,924
500	Guardant Health Inc.†	49,279	75,015
2,000	HCA Healthcare Inc.	207,733	779,780
1,600	HealthEquity Inc.†	117,664	144,512
3,000	Hinge Health Inc., Cl. A†	102,249	249,000
65	IDEXX Laboratories Inc.†	44,218	34,219
8,500	Immunome Inc.†	159,806	180,115
7,500	Insmed Inc.†	828,344	799,650
300	Ionis Pharmaceuticals Inc.†	24,752	23,787
10,000	Kailera Therapeutics Inc.†	240,200	220,300
3,750	Kiniksa Pharmaceuticals International plc†	201,533	239,812
850	Kymera Therapeutics Inc.†	82,928	97,469
7,100	Labcorp Holdings Inc.	677,282	1,988,000
1,000	LifeStance Health Group Inc.†	9,469	10,710
19,500	Lucid Diagnostics Inc.†	21,099	20,865
300	Madrigal Pharmaceuticals Inc.†	154,106	161,085
Shares		Cost	Market Value
100	Maze Therapeutics Inc.†	$4,602	$2,984
3,120	McKesson Corp.	277,383	2,357,472
3,000	Medline Inc., Cl. A†	108,831	118,320
6,000	Mineralys Therapeutics Inc.†	143,866	161,880
1,500	Mirum Pharmaceuticals Inc.†	144,416	175,605
2,500	Monopar Therapeutics Inc.†	231,846	231,475
100	Neurocrine Biosciences Inc.†	13,742	16,854
122,500	Option Care Health Inc.†	1,641,948	2,568,825
12,500	Orthofix Medical Inc.†	190,220	114,250
1,250	Oruka Therapeutics Inc.†	103,704	118,963
2,500	Protagonist Therapeutics Inc.†	227,733	306,450
4,000	Revolution Medicines Inc.†	390,474	749,120
3,000	Scholar Rock Holding Corp.†	101,909	165,000
2,250	Spyre Therapeutics Inc.†	166,743	199,755
4,050	Structure Therapeutics Inc., ADR†	111,258	217,363
35,697	Surgery Partners Inc.†	750,552	599,710
3,000	Tandem Diabetes Care Inc.†	45,660	45,270
9,900	Tenet Healthcare Corp.†	200,327	1,852,092
5,600	The Oncology Institute Inc.†	23,864	30,408
8,300	Travere Therapeutics Inc.†	273,390	471,523
5,105	UnitedHealth Group Inc.	1,682,801	2,121,791
3,500	Vera Therapeutics Inc.†	118,835	150,185
5,000	Vericel Corp.†	168,933	222,450
4,400	Viking Therapeutics Inc.†	150,309	171,644
15,000	Waystar Holding Corp.†	399,808	307,950
25,000	Xeris Biopharma Holdings Inc.†	150,630	198,000
7,500	Zevra Therapeutics Inc.†	101,987	107,550
		22,882,301	35,426,718
	Household and Personal Products — 1.8%
12,000	Church & Dwight Co. Inc.	774,331	1,162,560
10,000	Colgate-Palmolive Co.	646,459	916,800
5,000	The Procter & Gamble Co.	384,347	733,200
		1,805,137	2,812,560
	Pharmaceuticals — 21.7%
17,200	Abbott Laboratories	746,316	1,560,728
23,900	AbbVie Inc.	2,501,826	6,014,196
14,650	AstraZeneca plc	1,711,621	2,777,933
17,500	Bausch Health Cos. Inc.†	139,049	86,275
45,000	Bristol-Myers Squibb Co.	1,950,119	2,592,900
35,000	Elanco Animal Health Inc.†	934,224	861,350
9,700	Johnson & Johnson	1,087,941	2,463,509
43,850	Merck & Co. Inc.	3,752,071	5,634,725
5,250	Nektar Therapeutics†	331,299	366,502
14,000	Perrigo Co. plc	217,515	145,460

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2026 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
32,100	Pfizer Inc.	$759,761	$772,968
7,700	Roche Holding AG, ADR	158,940	395,395
117,500	Teva Pharmaceutical Industries Ltd., ADR†	1,999,636	3,980,900
13,800	The Cigna Group	2,430,009	3,804,384
3,300	uniQure NV†	58,302	151,998
3,200	Vertex Pharmaceuticals Inc.†	596,548	1,589,536
		19,375,177	33,198,759
	Semiconductors — 0.0%
50	NVIDIA Corp.	9,306	10,005

	Specialty Chemicals — 1.6%
20,000	Sensient Technologies Corp.	1,426,267	2,465,800

	TOTAL COMMON STOCKS	96,632,463	150,336,998

	RIGHTS — 0.0%
	Biotechnology — 0.0%
7,500	Centessa Pharmaceuticals plc, CVR†	0	15,000

	Food and Staples Retailing — 0.0%
20,000	Walgreens Boots Alliance Inc., CVR†	0	10,000

	Health Care Equipment and Supplies — 0.0%
27,000	Mersana Therapeutics Inc., CVR†	0	47,250

	Health Care Providers and Services — 0.0%
28,500	Akero Therapeutics Inc., CVR†	0	14,250
5,000	Apellis Pharmaceuticals Inc., CVR†	0	50
38,284	Chinook Therapeutics Inc., CVR†	0	7,657
		0	21,957
	Pharmaceuticals — 0.0%
13,000	Paratek Pharmaceuticals Inc., CVR†	0	260

	TOTAL RIGHTS	0	94,467
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 50.9%
$78,645,000	U.S. Treasury Bills, 3.589% to 3.916%††, 07/02/26 to 12/31/26	$77,899,304	$77,888,755

TOTAL INVESTMENTS — 149.1%		$174,531,767	228,320,220

Other Assets and Liabilities (Net) — (3.5)%			(5,387,357)

PREFERRED SHAREHOLDERS — (45.6)% (6,984,014 preferred shares outstanding)			(69,840,140)

NET ASSETS — COMMON SHAREHOLDERS — 100% (14,544,733 common shares outstanding)			$153,092,723

NET ASSET VALUE PER COMMON SHARE ($153,092,723 ÷ 14,544,733 shares outstanding)			$10.53

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Total Investments	Market Value
North America	88.2%	$201,235,561
Europe	9.1	20,870,127
Japan	2.4	5,455,771
Latin America	0.2	469,580
Asia/Pacific	0.1	289,181
Total Investments	100.0%	$228,320,220

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2026 (Unaudited)

Assets:
Investments, at value (cost $174,531,767)	$228,320,220
Cash	2,121
Receivable for investments sold	11,730
Dividends receivable	329,209
Deferred offering expense	324,279
Prepaid expenses	3,913
Total Assets	228,991,472
Liabilities:
Distributions payable	24,757
Payable for investments purchased	5,625,043
Payable for investment advisory fees	179,331
Payable for common offering costs	53,375
Payable for payroll expenses	48,657
Payable for accounting fees	3,750
Payable for preferred offering expenses	58,598
Series E Cumulative Preferred Shares, callable and mandatory redemption 12/26/28 (See Notes 2 and 7)	39,300,140
Series G Cumulative Preferred Shares, callable and mandatory redemption 06/26/28 (See Notes 2 and 7)	30,540,000
Other accrued expenses	65,098
Total Liabilities	75,898,749
Net Assets Attributable to Common Shareholders	$153,092,723

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$100,101,374
Total distributable earnings	52,991,349
Net Assets	$153,092,723

Net Asset Value per Common Share:
($153,092,723 ÷ 14,544,733 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.53

Statement of Operations

For the Six Months Ended June 30, 2026 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $47,579)	$1,107,121
Interest	1,438,672
Total Investment Income	2,545,793
Expenses:
Investment advisory fees	1,107,320
Interest expense on preferred shares	1,825,092
Shareholder communications expenses	70,003
Payroll expenses	66,050
Legal and audit fees	47,469
Shareholder services fees	46,699
Trustees’ fees	29,500
Accounting fees	22,500
Custodian fees	9,971
Interest expense	703
Miscellaneous expenses	32,971
Total Expenses	3,258,278
Net Investment Loss	(712,485)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	5,256,912
Net realized loss on foreign currency transactions	(1,369)
Net realized gain on investments and foreign currency transactions	5,255,543
Net change in unrealized appreciation/(depreciation):
on investments	(161,232)
on foreign currency translations	(5,826)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(167,058)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	5,088,485
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$4,376,000

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025
Operations:
Net investment loss	$(712,485)	$(1,548,914)
Net realized gain on investments and foreign currency transactions	5,255,543	11,583,513
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(167,058)	(7,739,932)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	4,376,000	2,294,667

Distributions to Common Shareholders:
Accumulated earnings	(4,401,771)*	(10,147,539)
Return of capital	(586,903)*	—
Total Distributions to Common Shareholders	(4,988,674)	(10,147,539)

Fund Share Transactions:
Net decrease from repurchase of common shares	(4,801,933)	(4,501,585)
Net Decrease in Net Assets from Fund Share Transactions	(4,801,933)	(4,501,585)

Net Decrease in Net Assets Attributable to Common Shareholders	(5,414,607)	(12,354,457)

Net Assets Attributable to Common Shareholders:
Beginning of year	158,507,330	170,861,787
End of period	$153,092,723	$158,507,330

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Cash Flows

For the Six Months Ended June 30, 2026 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$4,376,000

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(23,555,227)
Proceeds from sales of long term investment securities	28,898,741
Net sales of short term investment securities	14,017,134
Net realized gain on investments	(5,256,912)
Net change in unrealized depreciation on investments	161,232
Net accretion of discount	(1,438,506)
Decrease in receivable for investments sold	88,585
Increase in dividends receivable	(36,153)
Decrease in prepaid expenses	2,967
Decrease in payable for investments purchased	(6,373,193)
Decrease in payable for investment advisory fees	(5,301)
Increase in payable for payroll expenses	1,949
Decrease in other accrued expenses	(77,571)
Net cash provided by operating activities	10,803,745

Net decrease in net assets resulting from financing activities:
Redemption of Series E 5.200% Cumulative Preferred Stock	(550,000)
Redemption of Series G 5.200% Cumulative Preferred Stock	(330,000)
Distributions to common shareholders	(5,002,305)
Repurchase of common shares	(4,937,296)
Net cash used in financing activities	(10,819,601)
Net decrease in cash	(15,856)
Cash:
Beginning of year	17,977
End of period	$2,121

Supplemental disclosure of cash flow information and non-cash activities:
Interest paid on preferred shares	$1,825,092
Interest paid on bank overdrafts	703

The following table provides a reconciliation of cash within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2026:

Cash	$2,121

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2026		Year Ended December 31,
	(Unaudited)		2025	2024	2023	2022	2021
Operating Performance:
Net asset value, beginning of year	$10.53		$11.01	$11.58	$12.01	$15.36	$13.81
Net investment loss	(0.05)		(0.10)	(0.14)	(0.14)	(0.17)	(0.13)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.36		0.25	0.12	0.22	(2.59)	2.61
Total from investment operations	0.31		0.15	(0.02)	0.08	(2.76)	2.48

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.31		0.15	(0.02)	0.08	(2.76)	2.48

Distributions to Common Shareholders:
Net investment income	(0.05	)*	(0.06)	(0.60)	(0.04)	(0.02)	—
Net realized gain	(0.25	)*	(0.60)	—	(0.54)	(0.57)	(0.96)
Return of capital	(0.04	)*	—	—	(0.02)	(0.01)	—
Total distributions to common shareholders	(0.34)		(0.66)	(0.60)	(0.60)	(0.60)	(0.96)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.03		0.03	0.05	0.10	0.01	0.03
Offering costs for preferred shares charged to paid-in capital	—		—	—	(0.01)	—	—
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	—	—	—	(0.00	)(a)
Total Fund share transactions	0.03		0.03	0.05	0.09	0.01	0.03

Net Asset Value Attributable to Common Shareholders, End of Period	$10.53		$10.53	$11.01	$11.58	$12.01	$15.36
NAV total return †	3.38%		1.73%	(0.05)%	1.56%	(17.98)%	18.47%
Market value, end of period	$9.45		$9.63	$9.64	$9.33	$10.28	$13.57
Investment total return ††	1.81%		6.93%	9.60%	(3.36)%	(19.96)%	22.04%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$222,933		$229,227	$224,897	$238,130	$244,653	$343,952
Net assets attributable to common shares, end of period (in 000’s)	$153,093		$158,507	$170,862	$184,810	$204,653	$263,952
Ratio of net investment loss to average net assets attributable to common shares before preferred share distributions	(0.94	)%(b)	(0.94)%	(1.16)%	(1.12)%	(1.29)%	(0.86)%
Ratio of operating expenses to average net assets attributable to common shares (c)(d)	4.30	%(b)	3.17%	3.21%	3.18%	3.11%	2.24%
Portfolio turnover rate	16%		23%	19%	21%	14%	29%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2026	Year Ended December 31,
	(Unaudited)	2025	2024	2023	2022	2021
Cumulative Preferred Shareholders:
4.000% Series C Preferred(e)
Liquidation value, end of period (in 000’s)	—	—	—	—	—	$40,000
Total shares outstanding (in 000’s)	—	—	—	—	—	2,000
Liquidation preference per share	—	—	—	—	—	$20.00
Average market value (f)	—	—	—	—	—	$20.00
Asset coverage per share	—	—	—	—	—	$85.99

5.200% Series E Preferred
Liquidation value, end of period (in 000’s)	$39,300	$39,850	$30,365	$40,000	$40,000	$40,000
Total shares outstanding (in 000’s)	3,930	3,985	3,037	4,000	4,000	4,000
Liquidation preference per share	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00
Average market value (f)	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00
Asset coverage per share (g)	$31.92	$32.41	$41.62	$44.66	$61.16	$42.99

5.200% Series G Preferred
Liquidation value, end of period (in 000’s)	$30,540	$30,870	$23,670	$13,320	—	—
Total shares outstanding (in 000’s)	3,054	3,087	2,367	1,332	—	—
Liquidation preference per share	$10.00	$10.00	$10.00	$10.00	—	—
Average market value (f)	$10.00	$10.00	$10.00	$10.00	—	—
Asset coverage per share (g)	$31.92	$32.41	$41.62	$44.66	—	—
Asset Coverage (h)	319%	324%	416%	447%	612%	430%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Annualized.
(c)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended June 30, 2026 and the years ended December 31, 2025, 2024, 2023, 2022, and 2021 would have been 2.94%, 2.47%, 2.46%, 2.40%, 2.29%, and 1.88%, respectively.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2025, 2024, 2023, 2022, and 2021, there was minimal impact on the expense ratios. For the six months ended June 30, 2026, the Fund did not have such credits.
(e)	The Fund redeemed and retired all of the 2,000,000 Shares of Series C Preferred on December 26, 2022.
(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the Fund) was organized on February 20, 2007 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

Gabelli Funds, LLC (the Adviser), with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment program and manages the operations of the Fund under the general supervision of the Fund’s Board of Trustees (the Board).

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. The Board has designated the Adviser as the valuation designee under Rule 2a-5. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Board has designated Gabelli Funds, LLC (the Adviser) as the valuation designee (Valuation Designee) under Rule 2a-5. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Valuation Designee so determines, by such other method as the Valuation Designee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Valuation Designee if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Valuation Designee determines such amount does not reflect the security’s fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — unadjusted quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2026 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 06/30/26
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$150,336,998	—	$150,336,998
Rights (a)	—	$94,467	94,467
U.S. Government Obligations	—	77,888,755	77,888,755
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$150,336,998	$77,983,222	$228,320,220

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Series E and Series G Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory redemption date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2026, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s Series E Cumulative Preferred Shares and Series G Cumulative Preferred Shares (Series E Preferred and Series G Preferred) are recorded on a daily basis and are determined as described in Note 7.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2025 was as follows:

Common
Distributions paid from:
Ordinary income	$968,698
Net long term capital gains	9,178,841
Total distributions paid	$10,147,539

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2026:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$175,503,065	$56,785,468	$(3,968,313)	$52,817,155

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of June 30, 2026, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

Recent Accounting Pronouncement. During the reporting period, the Fund adopted Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (“ASU 2023-09”). The amendment enhances income tax disclosures by requiring greater disclosure of income taxes paid by jurisdiction. During the reporting period, the Fund paid less than 1% in foreign or U.S. federal, state or local income taxes.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2026, other than short term securities aggregated to $23,567,302 and $28,814,578, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2026, the Fund paid $4,593 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with the Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2026, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2026, the Fund accrued $66,050 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Independent Trustees and certain Interested Trustees, plus specified amounts to the Lead Trustee, Audit Committee Chairman, and Nominating Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Line of Credit. The Fund participates in an unsecured and uncommitted line of credit, which expires on April 9, 2027 and may be renewed annually, of up to $200,000,000 under which it may borrow up to one-third of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended June 30, 2026, there were no borrowings under the line of credit.

7. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2026 and the year ended December 31, 2025, the Fund repurchased and retired 505,950 and 473,143 common shares in the open market at investments of $4,801,933 and $4,501,585, respectively, at average discounts of approximately 9.78% and 10.13% from its NAV.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2026 (Unaudited)		Year Ended December 31, 2025
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(505,950)	$(4,801,933)	(473,143)	$(4,501,585)

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at their liquidation preference plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

As of June 30, 2026 the Fund had an effective shelf registration authorizing the issuance of $200 million in common or preferred shares.

On December 18, 2020, the Fund issued 2,000,000 shares of Series C 4.00% Cumulative Preferred Shares receiving $39,841,048 after the deduction of offering expenses of $158,952. The Series C Preferred had a liquidation value of $20 per share, an annual dividend rate of 4.00%, and was redeemed by the Fund on December 18, 2024.

On December 26, 2022, 2,000,000 shares of the Series C were put back to the Fund at their liquidation preference of $20 per share plus accrued and unpaid dividends.

On October 15, 2021, the Fund issued 4,000,000 shares of Series E 5.20% Cumulative Preferred Shares receiving $39,875,000 after the deduction of actual offering expenses of $100,000. On January 6, 2024, February 29, 2024, June 26, 2024, October 6, 2025, October 28, 2025, and December 26, 2025, the Fund issued 100,000 shares, 810,000 shares, 200,000 shares, 100,014 shares, 200,000 shares, and 2,586,000 shares of Series E Preferred, respectively, receiving $990,000, $8,080,000, $2,000,000, $1,000,140, $2,000,000, and $25,860,000, respectively. The Series E Preferred has a liquidation value of $10 per share and had an annual dividend rate of 4.00%. Effective February 12, 2024, the dividend rate on Series E Preferred shares increased to 5.20%. The Series E Preferred Shares are callable at the Fund’s option at any time commencing on December 26, 2024. The Series E Preferred Shares were puttable on June 26, 2024. The Board approved June 26, 2026, December 26, 2026, June 26, 2027, December 26, 2027, and June 26, 2028 as additional put dates for the Series E Preferred. The Series E Preferred was subject to a mandatory shareholder put out of which shareholders could opt on December 26, 2025 and 1,399,014 shares opted out of the mandatory put subject to mandatory redemption by the Fund on December 26, 2028. On June 26, 2024, June 26, 2025, December 26, 2025, and June 26, 2026, 963,500 shares, 1,420,000 shares, 517,500 shares, and 55,000 shares of Series E Preferred, respectively, were put back to the Fund at their liquidation preference of $10 per share. At June 30, 2026, 3,930,014 shares of Series E Preferred were outstanding and accrued dividends amounted to $22,866.

On January 18, 2023 and February 1, 2023, the Fund issued 2,100,000 shares and 295,500 shares, respectively, of Series G 5.20% Cumulative Preferred Shares, receiving $23,755,000 after the deduction of actual offering expenses of $200,000. On January 8, 2024, February 9, 2024, and June 26, 2024, the Fund issued 100,000 shares; 810,000 shares; and 200,000 shares of Series G, respectively, receiving $1,000,000; $8,100,000; and $2,000,000, respectively. On October 30, 2025 and December 26, 2025, the Fund issued 1,800,000 shares and 100,000 shares, respectively, of Series G 5.20% Cumulative Preferred Shares, receiving $18,000,000 and $1,000,000, respectively. The Series G Preferred has a liquidation value of $10 per share and an annual dividend rate of 5.20%. The Series G Preferred Shares were puttable on June 26, 2024 and December 26, 2024, and the Board approved December 26, 2025, June 26, 2026, December 26, 2026, June 26, 2027, and December 26, 2027 as additional put dates. On December 26, 2023, 1,098,500 shares were put back to the

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

Fund at their liquidation preference plus accumulated and unpaid dividends, leaving 1,297,000 shares. The Fund issued 35,000 shares on December 26, 2023, receiving $345,000 after the deduction of estimated offering expenses. The Series G Preferred was subject to a mandatory shareholder put out of which shareholders could opt on June 26, 2025, and 1,712,000 shares opted out of the put subject to mandatory redemption by the Fund on June 26, 2028. On June 26, 2024, December 26, 2024, June 26, 2025, December 26, 2025, and June 26, 2026, 10,000, 65,000, 655,000, 525,000, and 33,000 Series G Preferred, respectively, were put back to the Fund at their liquidation preference of $10 per share. At June 30, 2026, 3,054,000 shares of Series G Preferred were outstanding and accrued dividends amounted to $1,891.

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2026	Net Proceeds	2026 Dividend Rate Range	Dividend Rate at 6/30/2026	Accrued Dividends at 6/30/2026
E 5.200%	October 15, 2021	4,000,000	3,930,014	$39,875,000	Fixed Rate	5.200%	$22,866
G 5.200%	Various	2,395,500	3,054,000	$23,755,000	Fixed Rate	5.200%	$1,891

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

8. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Segment Reporting. The Fund’s Principal Executive Officer and Principal Financial Officer act as the Fund’s chief operating decision maker (CODM), as defined in ASC Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is guided by the Fund’s investment objective and principal investment strategies, and executed by the Fund’s portfolio management team, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s Schedule of Investments, Statements of Operations and Changes in Net Assets and Financial Highlights.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

11. Subsequent Events. On August 12, 2026, the Board appointed Michael J. Ferrantino to the Board as a Trustee to serve a term which will expire at the 2028 Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer certified to the New York Stock Exchange (NYSE) that, as of August 12, 2026, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 11, 2026 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 11, 2026. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Mario J. Gabelli, Agnes Mullady, and Anthonie C. van Ekris as Trustees of the Fund, with 13,436,419 votes, 14,320,084 votes, and 13,413,138 votes cast in favor of these Trustees, respectively, and 5,230,016 votes, 4,346,351 votes, and 5,253,298 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Vincent D. Enright as a Trustee of the Fund, with 6,629,014 votes cast in favor of this Trustee and no votes withheld for this Trustee.

Calgary Avansino, James P. Conn, Leslie F. Foley, Robert C. Kolodny, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

Shareholder Nominations and Proposals

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2027 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at One Corporate Center, Rye, New York 10580-1422 no earlier than 9:00 a.m. Eastern time on December 12, 2026 and no later than 5:00 p.m. Eastern time on January 11, 2027; provided, however, that if the 2027 Annual Meeting is to be held on a date that is earlier than April 16, 2027 or later than June 5, 2027, such notice must be received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public disclosure (as defined in the By-Laws) of the date of the 2027 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2027 Annual Meeting.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Daniel Barasa, joined Gabelli Funds in 2022 as an analyst covering the pharmaceuticals, insurance, value-based care and life sciences (CROs) industries. Previously, he worked as an actuary at Cigna and New York Life. Mr. Barasa graduated summa cum laude from Berea College with a BA in Economics and Mathematics and holds an MBA from Harvard Business School. He is also a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

Jennie Tsai joined the Firm in 2001 as an analyst and covers the healthcare and medical products industries with a focus on orthopedics, dental, ophthalmology and general medical. Jennie holds a BS in Commerce from the University of Virginia and an MBA in Finance from Columbia Business School.

Elena Meng joined GAMCO Investors in 2024 as a research analyst covering Global Healthcare. Previously, she served as Managing Director and Head of Asia Pacific Research at Ridgetop Research. Elena holds a BS in business administration with a concentration in finance from Binghamton University and holds an MBA from Columbia Business School.

Rebecca Stern joined the Firm in 2022 and contributes to its sustainability efforts. Prior to that, she was a fellow at the Harvard Kennedy School and an employee of GAMCO in mutual funds from 2012-2015. Rebecca’s undergraduate degree is from Yale University in environmental studies and political science. She holds a PhD from Harvard University in environmental engineering.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESS[Rx] TRUST
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Robert C. Kolodny
Physician,
Principal of KBS
Management LLC

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Bethany A. Uhlein
Vice President & Ombudsman

David I. Schachter
Vice President

Adam E. Tokar
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GRX Q2/2026

GABELLI
FUNDS

THE GABELLI HEALTHCARE & WELLNESS Rx TRUST

GRX

Semiannual Report
June 30, 2026

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At its meeting on February 11, 2026, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered the one-, three-, five-, and ten-year investment performance as compared to relevant sector equity indices and the performance of other sector equity healthcare and biotechnology closed-end and open-end funds in the Lipper peer group and a group of peer funds selected by the Adviser. The Independent Board Members noted that the Fund’s NAV performance was below the average and median of funds in its Lipper peer group for the prior one-, three-, five-, and ten-year periods ended December 31, 2025. The Independent Board Members also noted that the Fund’s NAV performance was below the average and median of funds in the Adviser-selected peer group for the one-, three-, five-, and ten-year periods ended December 31, 2025. The Independent Board Members also recognized that the performance of certain peer group funds is not necessarily a good comparison for the Fund because of the Fund’s investment strategy compared to the investment strategies of many funds in the peer group. The Independent Board Members also considered the Fund’s performance relative to certain benchmark indices. As was the case for the peer comparisons, the Independent Board Members recognized that comparison to an index may not yield relevant information because certain healthcare and consumer staples companies included in the indices vary from the companies in which the Fund is permitted to invest under its investment objective, policies, and restrictions. In addition, the indices include growth companies that may not be consistent with the Adviser’s value-oriented investment strategy. The Independent Board Members concluded that the Adviser was delivering results consistent with the investment strategy being pursued by the Fund and disclosed to investors. However, the Independent Board Members took note of the relative underperformance of the Fund and agreed to discuss with Fund management the cause of the underperformance and the actions that could be taken to seek improvement.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s Lipper peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO, for services provided to institutional and high net worth accounts and in connection with sub-advisory arrangements, noting that the service level for GAMCO accounts and sub-advisory relationships is materially different than the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted the level of management and gross advisory fees, other non-management expenses and total expenses paid by the Fund are higher than the median and average for its peer group. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, most of which do not utilize leverage and certain of which are open-end funds. It was noted that the non-management expenses and total expense ratio could be impacted by the large number of shareholder accounts and related transfer agency costs. The Independent Board Members concluded that the management fee is not excessive based upon the qualifications, experience, reputation, and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2025. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Independent Board Members were advised that economies of scale in the form of lower expenses are not likely to be realized until the Fund was of a larger size. Nonetheless, the Independent Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Fund Complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions

In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund received highly experienced portfolio management services and good ancillary services and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2026 through 01/31/2026	Common – 40,019 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.65 Preferred Series G – N/A Preferred Series E – N/A	Common – 40,019 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,050,683 - 40,019 = 15,010,664 Preferred Series G – 3,512,000 Preferred Series E – 3,985,014
Month #2 02/01/2026 through 02/28/2026	Common – 180,186 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.81 Preferred Series G – N/A Preferred Series E – N/A	Common – 180,186 Preferred Series G – N/A Preferred Series E – N/A	Common – 15,010,664 - 180,186 = 14,830,478 Preferred Series G – 3,512,000 Preferred Series E – 3,985,014
Month #3 03/01/2026 through 03/31/2026	Common – 104,634 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.37 Preferred Series G – N/A Preferred Series E – N/A	Common – 104,634 Preferred Series G – N/A Preferred Series E – N/A	Common – 14,830,478 - 108,634 = 14,721,844 Preferred Series G – 3,512,000 Preferred Series E – 3,985,014

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #4 04/01/2026 through 04/30/2026	Common – 69,271 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.16 Preferred Series G – N/A Preferred Series E – N/A	Common – 69,271 Preferred Series G – N/A Preferred Series E – N/A	Common – 14,721,844 - 69,271 = 14,652,573 Preferred Series G – 3,512,000 Preferred Series E – 3,985,014
Month #5 05/01/2026 through 05/31/2026	Common – 68,313 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.02 Preferred Series G – N/A Preferred Series E – N/A	Common – 68,313 Preferred Series G – N/A Preferred Series E – N/A	Common – 14,652,573 - 68,313 = 14,584,260 Preferred Series G – 3,512,000 Preferred Series E – 3,985,014
Month #6 06/01/2026 through 06/30/2026	Common – 39,527 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.06 Preferred Series G – N/A Preferred Series E – N/A	Common – 39,527 Preferred Series G – N/A Preferred Series E – N/A	Common – 14,584,260 - 39,527 = 14,544,733 Preferred Series G – 3,054,000 Preferred Series E – 3,930,014
Total	Common – 505,950 Preferred Series G – N/A Preferred Series E – N/A	Common – $9.33 Preferred Series G – N/A Preferred Series E – N/A	Common – 505,950 Preferred Series G – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to their respective liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 8, 2026

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer

Date	September 8, 2026

*	Print the name and title of each signing officer under his or her signature.